STRAITS MINING PTY LIMITED



                       BANK OF WESTERN AUSTRALIA LTD



                    NORD AUSTRALEX NOMINEES PTY LIMITED
                         AND NORD PACIFIC LIMITED





                           DEED OF PRIORITY









                        CORRS CHAMBERS WESTGARTH
                               Lawyers
                    Level 32, Governor Phillip Tower
                            1 Farrer Place
                           SYDNEY  NSW  2000
                               AUSTRALIA
                         Tel:  (02) 9210 6500
                         Fax:  (02) 9210 6611
                           DX:  133 SYDNEY

                              Ref: JAD
                          STRA3333-2700278
                             S/1042299/2

                              CONTENTS


1    INTERPRETATION                                          167

     1.1  DEFINITIONS                                        167
     1.2  CONSTRUCTION                                       169
     1.3  HEADINGS                                           170

2    ORDER OF PRIORITY                                       170

     2.1  PRIORITY                                           170
     2.2  PRIORITY NOT AFFECTED BY OTHER MATTERS             170
     2.3  FURTHER SECURITIES                                 171

3    WAIVER AND CONSENT                                      171

     3.1  WAIVER AND CONSENT                                 171
     3.2  NO OBLIGATION TO GIVE NOTICE OF ADVANCES           171
     3.3  INFORMATION                                        171
     3.4  COMPANY MUST CO-OPERATE                            171
     3.5  COMPANY'S OBLIGATIONS NOT AFFECTED                 172

4    EXERCISE OF DEFAULT RIGHTS                              172

     4.1  RIGHT TO ENFORCE SECURITIES                        172
     4.2  NOTIFICATION OF ACTION TAKEN                       172
     4.3  CROSS-DEFAULT                                      172

5    ASSIGNMENT                                              172

     5.1  ASSIGNMENT                                         172
     5.2  DISCLOSURE OF INFORMATION                          173

6    FURTHER ASSURANCES                                      173


7    COSTS AND EXPENSES                                      173

     7.1  NATURE                                             173
     7.2  GENERAL                                            173

8    MISCELLANEOUS                                           173

     8.1  TIME OF THE ESSENCE                                173
     8.2  AMENDMENT                                          174
     8.3  WAIVER AND EXERCISE OF RIGHTS                      174
     8.4  COUNTERPARTS                                       174
     8.5  GOVERNING LAW AND JURISDICTION                     174
     8.6  JOINT AND SEVERAL LIABILITY                        174

9    NOTICES                                                 174

     9.1  GENERAL                                            174

     9.2  METHOD OF SERVICE                                  174
     9.3  ADDRESS FOR SERVICE                                175
     9.4  SERVICE                                            175
     9.5  SERVICE AFTER HOURS                                175
     9.6  PROCESS SERVICE                                    176

THIS DEED IS MADE ON THE 1ST DAY OF JUNE 2000

BETWEEN STRAITS MINING PTY LIMITED ACN 055 020 614 a company incorporated in New South Wales, of Level
           3, Goldfields House, 1 Alfred Street, Sydney NSW
           2000 ("First Financier")

AND BANK OF WESTERN AUSTRALIA LTD ACN 050 494 454 a company incorporated in Western Australia, of 108 St Georges Terrace, Perth, WA 6000 ("Second
           Financier")

AND        NORD AUSTRALEX NOMINEES PTY LIMITED ACN 001
           657 272 a company incorporated in New South Wales, of Level 15, 3 Spring Street, Sydney NSW 2000 AND NORD PACIFIC LIMITED ARBN 062 482 900 a company incorporated in Canada, of 40 Wellington Row, Suite 2100, Scotia Plaza, Saint John, New Brunswick, Canada (together the "Company")

IT IS AGREED

1    INTERPRETATION

1.1  Definitions

     In this document:

     "Authorised Representative" means:

     (a)  in relation to a Financier:

           (i) an employee of that Financier whose title contains the word "manager" or a cognate term;

           (ii) a person performing the functions of any of them; and

           (iii) a lawyer for the Financier; and

     (b)  in relation to any party to this document:

           (i) if that party is a corporation, a director or secretary of that party; and

           (ii) a person appointed by that party with the right to act as the agent of that party for the purpose of this document whose appointment and rights are notified in writing by the appointor to the other party.

     "Business Day" means a day which is not a Saturday, Sunday or public or bank holiday, in Sydney or Perth.

     "Financiers" means the First Financier and the Second
     Financier and "Financier" means each of them.

     "First Priority Amount" means:

     (a)  $9,000,000.00;

      (b) all accrued but unpaid interest (including capitalised interest) and fees payable to the First Financier the payment of which is secured by the First Security;

      (c) all accrued but unpaid costs and expenses payable to the First Financier the payment of which is secured by the First Security (including without limitation, all Recovery Costs incurred by the First Financier or any Receiver appointed by the First Financier and all losses and damages suffered by the First Financier which the Company is obliged to indemnify against); and

      (d) all Taxes and registration and other fees (including fines and penalties relating to the Taxes and fees) which are payable in relation to the First Security or any transaction contemplated by the First Security.

     "First Security" means:

      (c) fixed and floating charge between the Company (each a Chargor) and the First Financier as Chargee of even date;

      (d) mortgage of mining property between the Company (each a Mortgagor) and the First Financier as Mortgagee of even date; and

      (e) real property mortgage between the Company (each a Mortgagor) and the First Financier as Mortgagee of even date.

     "Receiver" means a receiver, receiver and manager or attorney.

     "Relevant Jurisdiction" means New South Wales.

     "Remedy Proceeds" means, in relation to a Security, an amount equal to:

      (a) all moneys received by the Financier which holds that Security (or by any Receiver appointed by that Financier) from exercising or otherwise enforcing any rights against the property subject to that Security; less

      (b) all Recovery Costs paid or incurred by that Financier or Receiver in exercising or enforcing those rights.

     "Recovery Costs" means all costs and expenses incurred by a Financier (or by a Receiver appointed by that Financier) in exercising or otherwise enforcing any rights in relation to a Security including, without limitation:

      (a) all outgoings in relation to the Security which the Financier or Receiver thinks fit to pay;

      (b) all payments towards the satisfaction of any monetary obligation which has mandatory priority under any statute; and

      (c) the remuneration of, and any costs and expenses claimed by, a Receiver appointed by the Financier.

     "Second Security" means fixed and floating charges between Nord Australex Nominees Pty Limited as Chargor and the Second Financier as Chargee.

     "Secured Property" means the Charged Property as defined in the charge described in paragraph (a) of the definition of "First Security", the Secured Property as defined in the mortgage described in paragraph (b) of the definition of "First Security" and the Secured Property as defined in the mortgage described in paragraph (c) of the definition of "First Security".

     "Securities" means the First Security and the Second
     Security and "Security" means any one or more of them.

     "Security Interest" means any interest in or right over property which secures the payment of a debt or other monetary obligation or the compliance with any other obligation.

     "Tax" means a tax, rate, levy, impost and duty (other than a tax on the net overall income of a Financier) and any interest, penalty, fine or expense relating to any of them.

1.2  Construction

     Unless expressed to the contrary:

     (a)  words importing:

(i)  the singular include the plural and vice versa; and

(ii) any gender includes the other genders;

     (b) if a word or phrase is defined cognate words and phrases have corresponding definitions;

     (c)  a reference to:

(i) a person includes a firm, unincorporated association, corporation and a government or statutory body or authority;

(ii) a person includes its legal personal representatives, successors, assigns and substitutes, including, without limitation, persons substituted by novation;

(iii) a statute, ordinance, code or other law includes regulations and other statutory instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

(iv) a right includes a benefit, remedy, discretion and power;

(v) an obligation includes any warranty or representation and a reference to a failure to comply with an obligation includes a breach of warranty or representation;

(vi) this or any other document includes the document as varied or replaced and notwithstanding any change in the identity of the parties;

(vii) provisions or terms of this document or another document, agreement, understanding or arrangement includes a reference to both express and implied provisions and terms;

(viii)  time is to local time in Sydney;

(ix) "$" or "dollars" is a reference to the lawful currency of Australia;

(x) writing includes any mode of representing or reproducing words in tangible and permanently visible form, and includes facsimile transmissions; and

(xi) any thing (including, without limitation, any amount) is a reference to the whole or any part of it and a reference to a group of things or persons is a reference to any one or more of them; and

     (d) a reference to this document includes all schedules, annexures and appendices referred to in it.

1.3  Headings

     Headings do not affect the interpretation of this document.

2    ORDER OF PRIORITY

2.1  Priority

     The parties agree that the Securities, to the extent that they affect the Secured Property, rank at law and in equity in the following order of priority:

      (a)  first, the First Security to the extent of the First
           Priority Amount;

      (b) second, the Second Security to the extent of all moneys the payment of which is secured by the Second Security; and

      (c) third, the First Security to the extent of all moneys the payment of which is secured by the First Security in excess of the First Priority Amount,

     and all Remedy Proceeds received by a Financier (or any Receiver appointed by that Financier) on enforcement of its Securities against the Secured Property shall be applied in that order of priority and each Financier shall account to each other in respect of such Remedy Proceeds to the extent necessary to give effect to this clause 2.1.

2.2  Priority not affected by other matters

     The priority conferred by clause 2.1 shall apply notwithstanding anything which but for this clause 2.2 would affect that order of priorities, including, without limitation, any of the following:

(a)  the order of creation or registration of the Securities;

(b) that a Financier has notice of any Security or the date of receipt of such notice;

(c)  anything contained in the Securities;

(d) the respective dates on which anything is done or not done under or in relation to any Security or the respective dates on which moneys became secured (actually or contingently) by any Security;

(e) the nature of the moneys the payment of which is secured by any Security or any fluctuation in the amount secured by the Securities from time to time;

(f)  any notice received by a Financier under a Security;

(g)  any transactions between the Company and a Financier; or

(h)  any rule of law or equity.

2.3  Further Securities

     This document, including in particular the order of priorities set out in clause 2.1, shall apply to any other Security Interest now or in the future held by a Financier to the extent that that Security Interest affects the Secured Property which is subject to a Security held by the other Financier.

3    WAIVER AND CONSENT

3.1  Waiver and consent

     Each Financier:

      (a) to the extent that the creation or existence of the other Financier's Securities requires its consent, consents to each such Security; and

      (b) waives any breach of its Securities constituted by the Company granting the other Financier's Securities to the other Financier.

3.2  No obligation to give notice of advances

     Each Financier agrees that nothing in this document obliges a Financier to give any notice to any other Financier of any financial accommodation which may in future be made to the Company or any other person or of the occurrence of any liability or obligation which is secured or intended to be secured by its Securities.

3.3  Information

      (a) Each Financier shall, upon request by a Financier reasonably made from time to time, inform the requesting Financier as to the amount of the principal, interest and other moneys owing by the Company to the first-mentioned Financier and which are secured by its Securities.

      (b) The Company, after receipt from a Financier of any notice of default or demand to pay any moneys under a Security, shall immediately give a copy of that notice to each other Financier.

3.4  Company must co-operate

     The Company shall co-operate in the implementation of the transactions contemplated by this document.

3.5  Company's obligations not affected

      (a)  The liabilities and obligations of the Company and the respective rights of the Financiers against the Company under or in relation to their respective Securities are not affected in any way by:

           (i)  this document, other than as expressly provided herein;
                or

           (ii) the failure of a Financier to comply with the terms of this document.

      (b) The Company acknowledges that this document is intended only to benefit the Financiers.

4    EXERCISE OF DEFAULT RIGHTS

4.1  Right to enforce Securities

      (a) Nothing in this document requires the First Financier to exercise or prevents the First Financier from exercising any of its rights and the First Financier may exercise its rights under its Securities to recover payment of the moneys secured thereby at any time and in any manner that the First Financier thinks fit. Upon its Securities becoming enforceable, the First Financier may determine in its absolute discretion the extent (if any) to which it will have recourse to such Securities and the extent (if any) to which it will have recourse to any source other than its Securities which may be available to it.

      (b)  Any enforcement action by the First Financier
           (including, without limitation, any enforcement action taken by any Receiver appointed by the First Financier) shall take precedence over any enforcement action by the Second
           Financier.

4.2  Notification of action taken

      (a) The Second Financier agrees that if it intends to take any action to enforce any of its Securities it shall give not less than 7 days notice to the First Financier.

4.3  Cross-default

     Notwithstanding anything contained in the Securities:

      (a) if the moneys secured by a Security become immediately due and payable, the moneys secured by each other Security shall, at the option of the Financier thereunder, become immediately due and payable; and

      (b) if a Security, having operated as a floating charge in respect any asset, crystallizes and operates as a fixed charge in respect of that asset, the other Securities, if they operate as a floating charge over that asset, shall automatically and immediately crystallize and operate as a fixed charge in respect of that asset.

5    ASSIGNMENT

5.1  Assignment

      (a) Subject to clause 5.1(b), a Financier shall not transfer, assign or otherwise deal with its interest under its Securities unless the transferee, assignee or other person acquiring the interest first enters into a deed with the other parties to this document (in such form as the other parties may reasonably require) by which it undertakes to be bound by the terms of this document to the same extent as the Financier from which it acquired the interest.

      (b) Clause 5.1(a) does not apply where the transfer, assignment or dealing is for the purposes of or results from the enforcement of a Security.

5.2  Disclosure of information

     Each Financier may disclose to any transferee, assignee or other person acquiring an interest in that Financier's Securities all information about the Company and this document which the Financier thinks appropriate.

6    FURTHER ASSURANCES

     Each party shall promptly execute all documents and do all things that a Financier reasonably requires from time to time:

      (a) for the purpose of more effectively carrying out the intention of this document; and

      (b) to stamp and register this document in any relevant jurisdiction.

7    COSTS AND EXPENSES

7.1  Nature

     The Company shall pay and if paid by a Financier reimburse to that Financier:

      (a) the Financier's reasonable costs and expenses relating to:

           (i) the negotiation, preparation, execution, stamping and registration of this document; and

           (ii) any consent, request for consent, communication, waiver of any right, or the variation, replacement or discharge of this document;

      (b) the Financier's costs and expenses in relation to the exercise or attempted exercise or the preservation of any rights of the Financier under this document; and

      (c) any Taxes and registration or other fees (including fines and penalties relating to the Taxes and fees) which are payable in relation to this document.

7.2  General

     A reference to costs and expenses in this document includes, without limitation, legal costs and expenses on a full indemnity basis.

8    MISCELLANEOUS

8.1  Time of the essence

     Time is of the essence of any obligation of any party under this document to pay money.

8.2  Amendment

     This document may only be varied or replaced by a written document duly executed by each Financier and the Company.

8.3  Waiver and exercise of rights

      (a) A right in favour of a Financier under this document or the breach of an obligation of the Company under this document can only be waived by a written instrument signed by that Financier. No other act, omission or delay of the Financier will constitute a waiver.

      (b) A single or partial exercise or waiver by a Financier of a right relating to this document will not prevent any other exercise of that right or the exercise of any other right.

8.4  Counterparts

     This document may consist of a number of counterparts and if so the counterparts taken together constitute one and the same instrument.

8.5  Governing law and jurisdiction

      (a) This document is governed by and shall be construed in accordance with the laws of the Relevant Jurisdiction.

      (b) The parties irrevocably and unconditionally submit to the nonexclusive jurisdiction of the courts of the Relevant Jurisdiction and any courts which have jurisdiction to hear appeals from any of those courts and the parties waive any right to object to any proceedings being brought in those courts.

8.6  Joint and several liability

     Where 2 or more parties comprise the Company:

      (a) a reference to the Company includes each and any 2 or more of them; and

      (b) the obligations on the part of the Company bind them jointly and severally.

9    NOTICES

9.1  General

     A notice, demand, certification, process or other communication relating to this document shall be written in English and may be given by an Authorised
     Representative of the sender.

9.2  Method of service

     In addition to any other lawful means, a communication
     may be given by:

     (a)  being personally served on a party;

     (b)  being left at the party's current address for service;

     (c) being sent to the party's current address for service by pre-paid ordinary mail or, if the address is outside
          Australia, by pre-paid airmail; or

     (d)  facsimile to the party's current number for service.

9.3  Address for service

     (a)  The particulars for service are initially:

     The First Financier:

         Address:     Level 3
                      Goldfields House
                      1 Alfred Street
                      SYDNEY  NSW  2000

         Facsimile:   (02) 9241 2465

     The Second Financier:

         Address:     Level 17, 108 St Georges Terrace
                      PERTH  WA  6000

         Facsimile:   (08) 9449 6696

     The Company:

          Address:     c/- Nord Australex Nominees Pty Limited
                       Level 15
                       3 Spring Street
                       SYDNEY  NSW  2000

          Facsimile:   (02) 9241 5170

      (b) Each party may from time to time change its particulars for service by notice to each other party.

9.4  Service

     If a communication is given by:

      (a) post it will be deemed received if posted within Australia to an Australian address 3 Business Days after posting and in any other case 10 Business Days after posting by airmail;

      (b) facsimile and the sender's facsimile machine produces a transmission report indicating that the facsimile was sent to the addressee's facsimile, the report will be prima facie evidence that the facsimile was received by the addressee at the time indicated on that report.

9.5  Service after hours

     If a communication is received:

     (a)  after 5.00 p.m; or

     (b)  on a day which is not a Business Day;

     it will be deemed to have been received on the next Business Day.

9.6  Process service

     Any process or other document relating to litigation, administrative or arbitral proceedings relating to this document may be served by any method contemplated by this clause 9 or in accordance with any applicable law.



EXECUTED as a deed.



EXECUTED by STRAITS MINING PTY )
LIMITED                        )

C H Lim                            B J Rear
Company Secretary                  Director

C H Lim                            B J Rear
Name of Company Secretary          Name of Director (print)
(print)



EXECUTED by BANK OF WESTERN    )
AUSTRALIA LTD ACN 050 494 454  )   Bank of Western Australia
by its duly constituted        )   Ltd by its Attorney
Attorney under Power of        )
Attorney No. 901657258 dated 4 )
November 1996 who at the date  )
hereof had no notice of        )   Greg Wynne
revocation of such Power of    )   Staff No 80224
Attorney in the presence of:       Senior Manager
                                   Strategy & Operations
Librada Lu-Sapitan
An officer of the Bank

EXECUTED by NORD AUSTRALEX     )
NOMINEES PTY LIMITED by the    )
party's attorney pursuant to   )
power of attorney registered   )
Book 4276 No 698 who states    )
that no notice of revocation   )
of the power of attorney has
been received in the presence
of:


T A Humphreys                      J Syriatowicz
Witness                            Attorney

T A Humphreys                      J C Syriatowicz
Name of Witness (print)            Name of Attorney (print)



EXECUTED by NORD PACIFIC       )
LIMITED by the party's         )
attorney pursuant to power of  )
attorney registered Book 4276  )
No 699 who states that no      )
notice of revocation of the    )
power of attorney has been
received in the presence of:


T A Humphreys                      J Syriatowicz
Witness                            Attorney

T A Humphreys                      J C Syriatowicz
Name of Witness (print)            Name of Attorney (print)